                    SEPARATION AGREEMENT AND GENERAL RELEASE

     This Separation Agreement And General Release ("Agreement") is made by and among SILICON VALLEY BANK (the "BANK") and Silicon Valley Bancshares, the holding company of the BANK (the "HOLDING COMPANY"), collectively referred to herein as the "COMPANIES," and ALLYN C. WOODWARD, JR. ("EMPLOYEE"), with respect to the following facts:

     Employee was employed by and associated with each of the Companies; and

     The Companies and Employee desire to amicably terminate their employment relationship; and

     NOW THEREFORE, in consideration for the covenants contained herein and other good and valuable consideration, sufficiency of which is hereby acknowledged, Employee and the Companies, and each of them, agree as follows:

     1. VOLUNTARY RESIGNATION. Employee agrees to resign from his position as Senior Executive Vice President and Chief Operating Officer of the Bank effective April 1, 1995.

     2. CONSULTING ENGAGEMENT. Bank agrees to engage Employee in a consulting capacity for a term of nineteen (19) months, beginning April 1, 1995, and continuing through and including October 31, 1996. In the capacity of consultant, Employee agrees to be reasonably available to provide appropriate advisory services to the Bank if and when the Bank requests such services from Employee, provided that Bank shall reimburse Employee for any and all travel and other out-of-pocket expenses associated with providing such services. Bank agrees to pay Employee the sum of Two Hundred Fourteen Thousand Two Hundred Dollars ($214,200.00) as compensation for any and all services performed by Employee during the aforesaid term of the consulting engagement. The aforesaid sum shall be payable to Employee semi-monthly, on the Bank's customary payroll dates.

     3. REIMBURSEMENT OF GROUP MEDICAL, VISION AND DENTAL PREMIUMS. Should Employee elect to continue the group medical, vision and dental benefits provided to him prior to the effective date of his resignation (April 1, 1995) under the provisions of COBRA, the Bank agrees to reimburse Employee for the cost of COBRA continuation premiums paid by him for such group medical, vision and dental benefits for the duration of the consulting engagement through and including October 31, 1996, or the date of any forfeiture of consideration, as described in Paragraph 8 of this Agreement or the date on which Employee becomes eligible for coverage under any other Employer's group medical benefits plan, whichever occurs first.

     4. CLUB MEMBERSHIP. Bank agrees to continue to pay Employee's standard membership dues and fees to the Braeburn Country Club through and including October 31, 1996, or the date of any forfeiture of consideration, as described in Paragraph 7 of this Agreement, or the date on which Employee begins employment with an employer other than the Companies, whichever occurs first.

     5. PERSONAL OFFICE EQUIPMENT. Bank hereby conveys to Employee, effective upon the effective date of this Agreement as defined in Section 20 below, all right, title and interest in and to the two (2) personal computers, fax machine, car telephones, and the pictures currently hanging in Employee's office which Employee has customarily used in the course of his employment with the Companies prior to the effective date of his resignation.

     6. MOVING EXPENSES. Bank agrees to reimburse Employee for the properly documented actual expense of moving office and personal belongings from California to Massachusetts, up to a maximum of Six Thousand Dollars ($6,000.00).

     7. OUTPLACEMENT. Bank agrees to reimburse Employee for the actual cost to Employee of reasonable and appropriate outplacement services, in an amount not to exceed Two Thousand Five Hundred Dollars ($2,500.00).

     8. FORFEITURE OF CONSIDERATION. Employee agrees that he shall not become employed, or engage in any self-employment, in competition with the Companies during the period of the consulting engagement described in Paragraph 2 herein, without the prior written consent of the Companies and further agrees that such consent, if obtained, may be granted only in a writing, signed by the Chief Executive Officer of the Companies. Employee further agrees that should he undertake any such competitive employment or self-employment without the express written consent of the Companies, as provided herein, or should he otherwise breach any other term of this Agreement, that all obligations of the Companies to provide any compensation or benefits to Employee under Paragraphs 2, 3 and 4 of this Agreement shall be forfeited and waived by Employee, and the Companies shall be under no further obligation to Employee in connection with the provisions of those aforesaid paragraphs. For the purpose of this Agreement, the terms "competitive" or "in competition with" shall mean providing, or attempting to provide, products or services similar to those provided by the Companies to existing or prospective clients of the Companies. Notwithstanding the foregoing, it is expressly agreed that Employee may be employed by (a) an investment banking firm, (b) a professional search firm, (c) an accounting firm, or (d) a venture capital firm without obtaining the prior written consent of the Chief Executive Officer of the Companies. Employee and Bank shall make their best efforts to provide referrals to each other.

     9. STOCK OPTIONS. Attached hereto and incorporated by reference herein as Exhibit A is a list of all stock options owned and held by Employee as of the effective date of this Agreement. During the period of consulting engagement described in Paragraph 2 of this Agreement, all stock options held by Employee shall continue to be outstanding and shall vest in accordance with their respective terms under which such stock options were issued. Employee acknowledges and agrees that upon termination of Employee's consulting engagement as described in Paragraph 2 herein for any reason (including pursuant to Section 8 of this Agreement), all then-unvested options shall lapse, and further that all then unexercised but vested rights under all such stock options shall lapse three (3) months following termination.

     10. PAYMENT OF VESTED BENEFITS. As of the effective date of this Agreement, all accrued and unused vacation, less applicable withholding and Employee-designated deductions, shall be paid to Employee on April 1, 1995. Employee's vested benefits under the Companies' Employee Stock Ownership Plan, Employee Stock Purchase Plan, and 401K Plan shall be distributed to Employee in accordance with applicable provisions of the plan documents governing such distribution. Employee acknowledges and understands that he is not entitled under the terms of this Agreement to continued participation in any other group benefit plans provided to him by the Companies prior to April 1, 1995 including but not limited to Employee Stock Ownership Plan, Employee Stock Purchase Plan, group long-term disability benefits and group life insurance.

     11. PAYMENT OF WAGES DUE. Employee acknowledges and represents that the consideration for this Agreement is not accrued salary, wages or vacation, and is in excess of any established severance practice or policy of the Companies, and further acknowledges that California Labor Code Section 206.5 is not applicable to this Agreement or to the parties hereto. That section provides in pertinent part:

                    No employer shall require the execution of any release of any claim or right on account of wages due, or to become due, or made as an advance on wages to be earned, unless payment of such wages has been made.

     12. RELEASE. Except as expressly set forth herein, Employee agrees that the foregoing consideration represents settlement in full of all outstanding obligations owed to Employee by the Companies. Employee, on behalf of himself and his heirs, executors, and assigns, hereby fully and forever releases Companies and their officers, directors, employees, predecessor, subsidiary and successor corporations, and assigns, of and from, and agrees not to sue concerning, any claim, duty, obligation or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, that he may possess arising from any omissions, acts or facts that have occurred up to and including the effective date (as defined below) of this Agreement, including, without limitation,

          (a) any and all claims relating to or arising from Employee's employment and/or termination of employment with the Companies;

          (b) any and all claims for violation of any federal, state or municipal statute, including but not limited to Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Age Discrimination in Employment Act of 1967, the Americans With Disabilities Act of 1990, the Employee Retirement Income Security Act, and the California Fair Employment and Housing Act;

          (c) any and all claims arising out of any other laws and regulations relating to employment or employment discrimination.

     13. SECTION 1542 WAIVER. The provisions of Section 1542 of the Civil Code of the State of California are expressly waived by Employee, and Employee understands that it provides:

          A  GENERAL  RELEASE  DOES  NOT  EXTEND  TO  CLAIMS  WHICH  THE
          CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

     14. COVENANT NOT TO SUE. Employee specifically acknowledges that this Agreement shall operate as a complete bar to any litigation, charges, complaints, grievances or demands of any kind whatsoever, relating to the matters described in Section 12 herein.

     15. NON-ADMISSION. Employee understands and acknowledges that this Agreement constitutes a compromise and settlement of all differences between Employee and the Companies, that the liability for any and all claims has been and is denied by the Companies, and this final compromise and settlement of all claims shall never be deemed to be, nor construed as, an admission of liability or responsibility by either party to the other party or to any third party, at any time for any purpose.

     16. CONFIDENTIALITY. The Companies and Employee agree to use their best efforts to maintain in confidence the existence of this Agreement and its terms and conditions, and the consideration for this Agreement. The Companies and Employee agree to take every reasonable precaution to prevent disclosure of any of the terms and conditions of this Agreement to any third party, and further agree that there will be no publicity, directly or indirectly, concerning this Agreement or any of its terms and conditions unless agreed to by the Companies and Employee or unless they are legally compelled to do so. The Companies and Employee further agree to take every precaution to disclose information concerning this Agreement only to those employees, officers, directors, attorneys, accountants, governmental entities, and family members who have a reasonable need to know of such information. Notwithstanding the foregoing nothing in this Agreement shall be construed to prevent the Companies from disclosing this Agreement or any of its terms in a proxy statement or to government regulatory agencies.

     17. INDEMNIFICATION. The Companies shall indemnify Employee to the maximum extent permitted under the Companies' By-Laws, the California Corporations Code and Directors and Officers Liability Insurance and Financial Institutions Bond maintained by the Companies. The provisions of this paragraph shall inure to the benefit of Employee's estate, executor, administrator, heirs, legatees and devisees.

     18. NO DISPARAGEMENT. The Companies and Employee agree to refrain from taking any action or making any statement of any type which disparages, criticizes, harms, tends to harm, inconveniences, embarrasses, is against the best interest of, or brings into disrepute each other, or the employees, officers, directors, and family members of each other.

     19. TAX CONSEQUENCES. The Companies make no representations or warranties with respect to the tax consequences to Employee under the terms of the Agreement. Employee and the Companies agree that all sums paid under Paragraph 2 of this Agreement shall be subject to normal federal and state payroll tax withholding.

     20. NO RELIANCE ON REPRESENTATIONS. The Companies and Employee represent that each has had the opportunity to consult with an attorney, and has carefully read and understand the scope and effect of the provisions of this Agreement.
In entering into this Agreement, the Companies and Employee each rely upon their own judgment and have not been influenced by any statement made by the other or by any person representing or employed by the other.

     21. SEPARABILITY. Should any part, term or provision of this Agreement be declared or determined by any Court or other tribunal to be illegal, invalid or unenforceable, any illegal, invalid or unenforceable part, term or provision shall be
                                        3
deemed stricken from this Agreement and all of the other parts, terms and provisions of this Agreement shall remain in full force and effect to the fullest extent permitted by law.

     22. EFFECTIVE DATE. The Companies and Employee agree that Employee shall have the right to revoke this Agreement for a period of seven (7) calendar days after signing it, and that this Agreement shall become effective on the eighth
(8th) calendar day after Employee has signed this Agreement.

     23. HEADINGS. The various headings in this Agreement are inserted for convenience only and shall not be deemed a part of or in any manner affect this Agreement or any provision hereof.

     24. BREACH OF AGREEMENT/ARBITRATION. In the event of a breach of the representations or the obligations set forth in this Agreement, the sole and exclusive remedy for such breach shall be through final and binding arbitration, in which the prevailing party shall be entitled to recover all provable damages, consequential or otherwise, in addition to such other remedies as may be available under this Agreement, at law or in equity. Any arbitration hearing under this provision shall be held in the County of Santa Clara, California.

     25. COSTS AND ATTORNEYS' FEES. Should any action be brought to enforce any of the terms or conditions of this Agreement, the prevailing party shall be entitled to recover all costs and expenses incurred in the prosecution or defense of that action, including attorneys' fees. Except as provided in this section, the parties shall bear their own attorneys' fees and costs incurred herein. Notwithstanding the foregoing, the Companies agree to reimburse Employee for attorneys' fees incurred by Employee in connection with the negotiation of this Agreement, up to a maximum of Seven Thousand Five Hundred Dollars ($7,500.00).

     26. GOVERNING LAW. This Agreement shall be governed by the laws of the State of California.

     27. MATERIALITY. This Agreement would not have been agreed upon but for the inclusion of each and every one of its conditions.

     28. AUTHORITY. The Companies represent and warrant that the undersigned has the authority to act on behalf of the Companies and to bind the Companies and all who may claim through it to the terms and conditions of this Agreement. Employee represents and warrants that he has the capacity to act on his own behalf and on behalf of all who might claim through him to bind them to the terms and conditions of this Agreement. Each party warrants and represents that there are no liens or claims of lien or assignments in law or equity or otherwise of or against any of the claims or causes of actions released herein.

     29. NO ORAL MODIFICATION. This Agreement may only be amended in writing, signed by both Employee and the Chief Executive Officer of the Companies.

     30. VOLUNTARY EXECUTION OF AGREEMENT. Employee agrees that this Agreement is executed by him voluntarily and without any duress or undue influence on the part or behalf of the parties hereto, with the full intent of releasing all claims. Employee acknowledges that: (a) he has read this Agreement; (b) he has been given a reasonable period of time to consider the legal effects of this Agreement; (c) he has been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of his own choice; (d) he understands the terms and consequences of this Agreement and of the releases it contains; and (e) he is fully aware of the legal and binding effect of this Agreement.

     31. SUCCESSORS. This Agreement and the respective rights and obligations of the parties hereunder shall inure to the benefit of, and be binding upon, their respective successors, assigns and legal representatives. This provision with respect to Employee's right of successorship shall, however, inure only to the benefit of Employee's estate, executor, administrator, and heirs.

     32. ENTIRE AGREEMENT. This Agreement represents the entire agreement and understanding between the Companies and Employee, and supersedes and replaces any and all prior agreements and understandings between Employee and the Companies.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the 1st day of April, 1995.

                              ALLYN C. WOODWARD, JR., an individual

                                 s/ Allyn C. Woodward, Jr.
                              -------------------------------------




                              SILICON VALLEY BANCSHARES

                              By:  s/ John C. Dean, Jr.
                                 --------------------------------
                                   John C. Dean, Jr.
                                   President and Chief Executive Officer




                              SILICON VALLEY

                              By:  s/ John C. Dean, Jr.
                                  --------------------------------
                                   John C. Dean, Jr.
                                   President and Chief Executive Officer

                                      Exhibit A


Silicon Valley Bancshares         STOCK OPTION PERSONNEL SUMMARY AS OF 03/29/95

  Allyn C. Woodward, Jr.      ID:  ###-##-#### [Executive]    Form:     HRCm10
  14 Meadowbrook Road         Location:   Santa Clara         Date:      3/29/95
  Wellesley, MA  02181        Department:  Lending DivAdmin   Time:      9:29:54

 Grant     Grant       Plan/
 Number    Date        Type       Granted     Price    Exercised    Vested    Cancelled    Unvested    Outstanding    Exercisable
------   --------    --------     -------     ------   ----------   ------    ---------    --------    -----------    -----------
000158   10/16/90    1989/ISO      22,050     $ 6.80      3,385     22,050           0           0        18,665         18,665
000179   04/09/91    1989/ISO       6,615     $12.70          0      6,615           0           0         6,615          6,615
000183   10/15/91    1989/ISO       4,200     $11.43          0      4,200           0           0         4,200          4,200
000202   05/19/92    1989/ISO       6,000     $12.25          0      4,020           0       1,980         6,000          4,020
000210   08/11/92    1989/ISO       7,400      $9.13          0      4,958           0       2,442         7,400          4,958
000211   08/11/92    1989/NQ       22,600      $9.13          0     15,142           0       7,458        22,600         15,142
000238   01/11/93    1989/ISO       8,429      $8.88          0      5,648           0       2,781         8,429          5,648
000239   01/11/93    1989/NQ       14,071      $8.88          0      9,428           0       4,643        14,071          9,428
000338   01/25/94    1989/ISO       9,509      $9.88          0      2,909           0       6,600         9,509          2,909
000339   01/25/94    1989/NQ          491      $9.88          0        491           0           0           491            491
000442   01/24/95    1989/RSP       4,287     $13.63      4,287      4,287           0           0             0              0
                                  -------     ------      -----     ------     -------      ------        ------         ------
                                  105,652     [$9.34]     7,672     79,748           0      25,904        97,980         72,076

---------------------------------------------------------------------------------------------------------------------------
EMPLOYEE STOCK OPTION SUMMARY          Silicon Valley Bancshares

ID:  ###-##-####                       [Executive]                         As of 03/29/95
Allyn C. Woodward, Jr.                 Location:      Santa Clara          Total Shares Currently Exercisable:  72,076
14 Meadowbrook Road                    Department:  Lending DivAdmin       Total Option Price:             $659,125.87
Wellesley, MA  02181

------------------------------------------------------------------------------------------------------------------------------------
Grant No: 000158  Grant Date: 10/16/90  Shares: 22,050  Price: $6.80  Plan: 1989  Type:  Incentive Stock Option
------------------------------------------------------------------------------------------------------------------------------------
Vesting Schedule:                                         Transactions                      Cancellations           Splits
Granted  Full Vest  Exercisable  Total Price   Expires    Date    Type      Shares  Value   Date   Reason  Shares   Ratio     Date
------------------------------------------------------------------------------------------------------------------------------------
11,025   04/16/91      7,640     $ 51,952.00  04/16/95*  12/5/94  Cash       3,385  $12.00                         1.050/1  05/15/91
                                                                  Exercise
11,025   04/16/92     11,025     $ 74,970.00  04/16/95*                                                            1.050/1  05/18/92
------                ------     -----------
22,050                18,665     $126,922.00

* Option Expires in Current Year

------------------------------------------------------------------------------------------------------------------------------------
Grant No: 000179  Grant Date: 04/09/91  Shares: 6,615  Price: $12.70  Plan: 1989  Type: Incentive Stock Option
------------------------------------------------------------------------------------------------------------------------------------
Vesting Schedule:                                         Transactions                      Cancellations           Splits
Granted  Full Vest  Exercisable  Total Price   Expires    Date    Type      Shares  Value   Date   Reason  Shares   Ratio     Date
------------------------------------------------------------------------------------------------------------------------------------
1,654    04/09/91      1,654     $20,997.92   04/09/96                                                             1.050/1  05/15/91
1,654    04/09/92      1,654     $20,997.92   04/09/96                                                             1.050/1  05/18/92
1,654    04/09/93      1,654     $20,997.92   04/09/96
1,653    04/09/94      1,653     $20,985.23   04/09/96
-----                  -----     ----------
6,615                  6,615     $83,978.99

---------------------------------------------------------------------------------------------------------------------------
EMPLOYEE STOCK OPTION SUMMARY          Silicon Valley Bancshares

ID:  ###-##-####                       [Executive]                         As of 03/29/95
Allyn C. Woodward, Jr.                 Location:      Santa Clara          Total Shares Currently Exercisable:  72,076
14 Meadowbrook Road                    Department:  Lending DivAdmin       Total Option Price:             $659,125.87
Wellesley, MA  02181

------------------------------------------------------------------------------------------------------------------------------------
Grant No: 000183  Grant Date: 10/15/91  Shares: 4,200  Price: $11.43  Plan: 1989  Type: Incentive Stock Option
------------------------------------------------------------------------------------------------------------------------------------
Vesting Schedule:                                         Transactions                      Cancellations           Splits
Granted  Full Vest  Exercisable  Total Price   Expires    Date    Type      Shares  Value   Date   Reason  Shares   Ratio     Date
------------------------------------------------------------------------------------------------------------------------------------
2,100    10/15/92      2,100      $24,000.00  10/15/96                                                             1.050/1  05/18/92
2,100    10/15/93      2,100      $24,000.00  10/15/96
-----                  -----      ----------
4,200                  4,200      $48,000.00

------------------------------------------------------------------------------------------------------------------------------------
Grant No: 000202  Grant Date: 05/19/92  Shares: 6,000  Price: $12.25  Plan: 1989  Type: Incentive Stock Option
------------------------------------------------------------------------------------------------------------------------------------
Vesting Schedule:                                         Transactions                      Cancellations           Splits
Granted  Full Vest  Exercisable  Total Price   Expires    Date    Type      Shares  Value   Date   Reason  Shares   Ratio     Date
------------------------------------------------------------------------------------------------------------------------------------
2,040    05/19/93      2,040      $24,990.00  05/19/97
1,980    05/19/94      1,980      $24,255.00  05/19/97
1,980    05/19/95          0      $     0.00  05/19/97
-----                  -----      ----------
6,000                  4,020      $49,245.00

---------------------------------------------------------------------------------------------------------------------------
EMPLOYEE STOCK OPTION SUMMARY          Silicon Valley Bancshares

ID:  ###-##-####                       [Executive]                         As of 03/29/95
Allyn C. Woodward, Jr.                 Location:      Santa Clara          Total Shares Currently Exercisable:  72,076
14 Meadowbrook Road                    Department:  Lending DivAdmin       Total Option Price:             $659,125.87
Wellesley, MA  02181

------------------------------------------------------------------------------------------------------------------------------------
Grant No: 000210  Grant Date: 08/11/92  Shares: 7,400  Price: $9.13  Plan: 1989  Type: Incentive Stock Option
------------------------------------------------------------------------------------------------------------------------------------
Vesting Schedule:                                         Transactions                      Cancellations           Splits
Granted  Full Vest  Exercisable  Total Price   Expires    Date    Type      Shares  Value   Date   Reason  Shares   Ratio     Date
------------------------------------------------------------------------------------------------------------------------------------
2,516    08/11/93      2,516      $22,971.08  08/11/97
2,442    08/11/94      2,442      $22,295.46  08/11/97
2,442    08/11/95          0      $     0.00  08/11/97
-----                  -----      ----------
7,400                  4,958      $45,266.54

------------------------------------------------------------------------------------------------------------------------------------
Grant No: 000211  Grant Date: 08/11/92  Shares: 22,600  Price: $9.13  Plan: 1989  Type: Non-Qualified Stock Option
------------------------------------------------------------------------------------------------------------------------------------
Vesting Schedule:                                         Transactions                      Cancellations           Splits
Granted  Full Vest  Exercisable  Total Price   Expires    Date    Type      Shares  Value   Date   Reason  Shares   Ratio     Date
------------------------------------------------------------------------------------------------------------------------------------
 7,684   08/11/93      7,684     $ 70,154.92  08/11/97
 7,458   08/11/94      7,458     $ 68,091.54  08/11/97
 7,458   08/11/95          0     $      0.00  08/11/97
------                ------     -----------
22,600                15,142     $138,246.46

---------------------------------------------------------------------------------------------------------------------------
EMPLOYEE STOCK OPTION SUMMARY          Silicon Valley Bancshares

ID:  ###-##-####                       [Executive]                         As of 03/29/95
Allyn C. Woodward, Jr.                 Location:      Santa Clara          Total Shares Currently Exercisable:  72,076
14 Meadowbrook Road                    Department:  Lending DivAdmin       Total Option Price:             $659,125.87
Wellesley, MA  02181

------------------------------------------------------------------------------------------------------------------------------------
Grant No:  000238 Grant Date:  01/11/93       Shares:  8,429     Price:  $8.88        Plan:  1Type:  Incentive Stock Option
------------------------------------------------------------------------------------------------------------------------------------
Vesting Schedule:                                         Transactions                      Cancellations           Splits
Granted  Full Vest  Exercisable  Total Price   Expires    Date    Type      Shares  Value   Date   Reason  Shares   Ratio     Date
------------------------------------------------------------------------------------------------------------------------------------
2,866    01/11/94        2,866    $25,450.08  01/11/98
2,782    01/11/95        2,782    $24,704.16  01/11/98
2,781    01/11/96            0         $0.00  01/11/98
-----                    -----    ----------
8,429                    5,648    $50,154.24

------------------------------------------------------------------------------------------------------------------------------------
Grant No: 000239  Grant Date: 01/11/93  Shares: 14,071  Price: $8.88  Plan: 1989  Type: Non-Qualified Stock Option
------------------------------------------------------------------------------------------------------------------------------------
Vesting Schedule:                                         Transactions                      Cancellations           Splits
Granted  Full Vest  Exercisable  Total Price   Expires    Date    Type      Shares  Value   Date   Reason  Shares   Ratio     Date
------------------------------------------------------------------------------------------------------------------------------------
 4,785   01/11/94      4,785      $42,490.80  01/11/98
 4,643   01/11/95      4,643      $41,229.84  01/11/98
 4,643   01/11/96          0      $     0.00  01/11/98
------                 -----      ----------
14,071                 9,428      $83,720.64

---------------------------------------------------------------------------------------------------------------------------
EMPLOYEE STOCK OPTION SUMMARY          Silicon Valley Bancshares

ID:  ###-##-####                       [Executive]                         As of 03/29/95
Allyn C. Woodward, Jr.                 Location:      Santa Clara          Total Shares Currently Exercisable:  72,076
14 Meadowbrook Road                    Department:  Lending DivAdmin       Total Option Price:             $659,125.87
Wellesley, MA  02181
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Grant No:  000338 Grant Date:  01/25/94       Shares:  9,509     Price:  $9.88        Plan:  1Type:  Incentive Stock Option
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Vesting Schedule:                                         Transactions                      Cancellations           Splits
Granted  Full Vest  Exercisable  Total Price   Expires    Date    Type      Shares  Value   Date   Reason  Shares   Ratio     Date
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
2,909    01/25/95      2,909    $28,740.92  01/25/99
3,300    01/25/96          0    $     0.00  01/25/99
3,300    01/25/97          0    $     0.00  01/25/99
-----                  -----    ----------
9,509                  2,909    $28,740.92
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Grant No: 000339  Grant Date: 01/25/94  Shares: 491  Price: $9.88  Plan: 1989  Type: Non-Qualified Stock Option
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Vesting Schedule:                                         Transactions                      Cancellations           Splits
Granted  Full Vest  Exercisable  Total Price   Expires    Date    Type      Shares  Value   Date   Reason  Shares   Ratio     Date
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
491      01/25/95       491      $4,851.08    01/25/99
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Grant No: 000442  Grant Date: 01/24/95  Shares: 4,287  Price: $13.63  Plan: 1989  Type:  Restricted Stock Purchase
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Vesting Schedule:                                        Transactions                       Cancellations           Splits
Granted  Full Vest  Exercisable  Total Price   Expires   Date     Type      Shares  Value   Date   Reason  Shares   Ratio     Date
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
4,287    01/24/95        0         $0.00                01/24/95  Cash       4,287  $13.63
                                                                  Exercise
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